UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2005

Movie Gallery, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24548	63-1120122
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

900 West Main Street
Dothan, Alabama		36301
(Address of principal executive offices)		(Zip Code)

(334) 677-2108
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On March 25, 2005, the Company issued a press release regarding its pending acquisition of Hollywood Entertainment.  A copy of the press release is attached hereto as Exhibit 99.1 .

Item 9.01.   Financial Statements and Exhibits

(c) Exhibits

     99.1   Press Release dated March 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC.

Date: March 25, 2005

	BY:	/s/ Ivy M. Jernigan
Ivy M. Jernigan
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated March 25, 2005